                                                        Exhibit 99.5
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
JUDGE: BARBARA J. HOUSER
----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Drew Keith                                    CHIEF FINANCIAL OFFICER
---------------------------------------  ---------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE


DREW KEITH                                             9/20/2002
---------------------------------------  ---------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE


PREPARER:


/s/ Kevin K. Craig                                CONTROLLER, KITTY HAWK INC.
---------------------------------------  ---------------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                        TITLE


KEVIN K. CRAIG                                         9/20/2002
---------------------------------------  ---------------------------------------
PRINTED NAME OF PREPARER                                 DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                             ACCRUAL BASIS-1
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------
                                                        MONTH           MONTH           MONTH
                                       SCHEDULE     -----------------------------------------------
ASSETS                                  AMOUNT       JULY, 2002     AUGUST, 2002    SEPTEMBER, 2002
---------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                              $       5,850   $       5,350         $0
---------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                           $0   $           0         $0
---------------------------------------------------------------------------------------------------
3.   TOTAL CASH                      $          0   $       5,850   $       5,350         $0
---------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)       $ 41,314,895   $  18,559,000   $  20,586,676         $0
---------------------------------------------------------------------------------------------------
5.   INVENTORY                                      $           0   $           0         $0
---------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                               $           0   $           0         $0
---------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                $     35,445   $           0   $           0         $0
---------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)             $102,257,281     ($2,124,542)    ($4,232,088)        $0
---------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS            $143,607,621   $  16,440,308   $  16,359,938         $0
---------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT     $  2,455,211   $   4,699,433   $   7,198,234         $0
---------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION/DEPLETION                         $   3,335,823   $   5,610,178         $0
---------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                       $  2,455,211   $   1,363,610   $   1,588,056         $0
---------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                              $           0   $           0         $0
---------------------------------------------------------------------------------------------------
14.  OTHER ASSETS-NET OF
     AMORTIZATION (ATTACH LIST)                     $           0   $           0         $0
---------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                            $           0   $           0         $0
---------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                    $146,062,832   $  17,803,918   $  17,947,994         $0
---------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                               $     249,068   $     258,423         $0
---------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                  $     306,002   $     618,127         $0
---------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                  $           0   $           0         $0
---------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                              $           0   $           0         $0
---------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                   $           0   $           0         $0
---------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                             ($20,534,580)   ($20,453,232)        $0
---------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                     ($19,979,510)   ($19,576,682)        $0
---------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
24.  SECURED DEBT                                   $           0   $           0         $0
---------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                   $    496,687   $           0   $           0         $0
---------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                  $ 78,864,376   $   5,201,988   $   5,201,173         $0
---------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                            $   4,783,901   $   4,783,901         $0
---------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES   $ 79,361,063   $   9,985,889   $   9,985,074         $0
---------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES               $ 79,361,063   $  (9,993,621)  $  (9,591,608)        $0
---------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                     $  61,741,245   $  61,741,245         $0
---------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                ($33,943,706)   ($34,201,643)        $0
---------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)                           $           0   $           0         $0
---------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                    $          0   $  27,797,539   $  27,539,602         $0
---------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                  $ 79,361,063   $  17,803,918   $  17,947,994         $0
---------------------------------------------------------------------------------------------------
                                                    $           0   $           0         $0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                             ACCRUAL BASIS-2
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------------
                                           MONTH         MONTH            MONTH
                                         -------------------------------------------     QUARTER
REVENUES                                 JULY, 2002   AUGUST, 2002   SEPTEMBER, 2002      TOTAL
---------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                      $8,951,026    $11,266,370         $0          $ 20,217,396
---------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS           $        0    $         0         $0          $          0
---------------------------------------------------------------------------------------------------
3.   NET REVENUE                         $8,951,026    $11,266,370         $0          $ 20,217,396
---------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------
4.   MATERIAL                            $        0    $         0         $0          $          0
---------------------------------------------------------------------------------------------------
5.   DIRECT LABOR                        $        0    $         0         $0          $          0
---------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                     $        0    $         0         $0          $          0
---------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD            $        0    $         0         $0          $          0
---------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                        $8,951,026    $11,266,370         $0          $ 20,217,396
---------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION        $   13,333    $    13,333         $0          $     26,666
---------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                 $    3,628    $     4,385         $0          $      8,013
---------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE            $1,494,793    $ 1,713,548         $0          $  3,208,341
---------------------------------------------------------------------------------------------------
12.  RENT & LEASE                        $  312,702    $   296,851         $0          $    609,553
---------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                 $7,979,154    $ 9,629,888         $0          $ 17,609,042
---------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES            $9,803,610    $11,658,005         $0          $ 21,461,615
---------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                     ($852,584)     ($391,635)        $0           ($1,244,219)
---------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)      ($10,403)      ($10,549)        $0              ($20,952)
---------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)   $        0    $         0         $0          $          0
---------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                    $        0    $         0         $0          $          0
---------------------------------------------------------------------------------------------------
19.  DEPRECIATION/DEPLETION              $   46,988    $    72,709         $0          $    119,697
---------------------------------------------------------------------------------------------------
20.  AMORTIZATION                        $        0    $         0         $0          $          0
---------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                    ($1,588)      ($23,900)        $0              ($25,488)
---------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES         $   34,997    $    38,260         $0          $     73,257
---------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                   $        0    $         0         $0          $          0
---------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                   $        0    $         0         $0          $          0
---------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                 $        0    $         0         $0          $          0
---------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES       $        0    $         0         $0          $          0
---------------------------------------------------------------------------------------------------
27.  INCOME TAX                           ($355,032)     ($171,959)        $0             ($526,991)
---------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                    ($532,549)     ($257,936)        $0             ($790,485)
---------------------------------------------------------------------------------------------------
                                         $        0   $          0         $0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                             ACCRUAL BASIS-3
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------------------------------------------------------------------
                                          MONTH          MONTH            MONTH
CASH RECEIPTS AND                     ----------------------------------------------      QUARTER
DISBURSEMENTS                          JULY, 2002     AUGUST, 2002   SEPTEMBER, 2002       TOTAL
----------------------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH        $      5,850   $       5,850        $5,350       $       5,850
----------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------
2.   CASH SALES                       $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------
3.   PREPETITION                      $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
4.   POSTPETITION                     $  5,628,733   $  10,095,408        $    0       $  15,724,141
----------------------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS         $  5,628,733   $  10,095,408        $    0       $  15,724,141
----------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)   $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                    $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)               ($5,628,733)   ($10,095,908)       $    0        ($15,724,641)
----------------------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS      ($5,628,733)   ($10,095,908)       $    0        ($15,724,641)
----------------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                   $          0           ($500)       $    0               ($500)
----------------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE             $      5,850   $       5,350        $5,350       $       5,350
----------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------
12.  NET PAYROLL                      $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID               $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID    $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES            $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
16.  UTILITIES                        $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
17.  INSURANCE                        $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES              $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                 $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
20.  TRAVEL                           $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
21.  ENTERTAINMENT                    $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE            $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
23.  SUPPLIES                         $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
24.  ADVERTISING                      $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)              $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS    $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)              $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES    $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS              $          0   $           0        $    0       $           0
----------------------------------------------------------------------------------------------------
32.  NET CASH FLOW                    $          0           ($500)       $    0               ($500)
----------------------------------------------------------------------------------------------------
33.  CASH - END OF MONTH              $      5,850   $       5,350        $5,350       $       5,350
----------------------------------------------------------------------------------------------------
                                      $          0   $           0
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                             ACCRUAL BASIS-4
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

-------------------------------------------------------------------------------------------------
                                                        MONTH          MONTH           MONTH
                                         SCHEDULE    --------------------------------------------
ACCOUNTS RECEIVABLE AGING                 AMOUNT      JULY, 2002   AUGUST, 2002   SEPTEMBER, 2002
-------------------------------------------------------------------------------------------------
1.   0-30                              $21,518,319   $11,363,300    $11,775,625         $0
-------------------------------------------------------------------------------------------------
2.   31-60                             $14,127,296   $    49,464    $   158,770         $0
-------------------------------------------------------------------------------------------------
3.   61-90                             $ 2,070,404   $    21,729       ($15,657)        $0
-------------------------------------------------------------------------------------------------
4.   91+                               $ 3,598,876   $ 5,653,524    $ 2,256,204         $0
-------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE         $41,314,895   $17,088,017    $14,174,942         $0
-------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE
-------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)         $41,314,895   $17,088,017    $14,174,942         $0
-------------------------------------------------------------------------------------------------

----------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES          MONTH: AUGUST 2002
-------------------------------------------------------------------------------------------------
                                                    0-30      31-60    61-90    91+
TAXES PAYABLE                                       DAYS      DAYS     DAYS     DAYS      TOTAL
-------------------------------------------------------------------------------------------------
1.   FEDERAL                                      $618,127                               $618,127
-------------------------------------------------------------------------------------------------
2.   STATE                                                                               $      0
-------------------------------------------------------------------------------------------------
3.   LOCAL                                                                               $      0
-------------------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)                                                                 $      0
-------------------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE                          $618,127   $     0    $  0   $     0   $618,127
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE                             $223,449   $42,910    $217   ($8,153)  $258,423
-------------------------------------------------------------------------------------------------
                                                                                         $      0

----------------------------------------
STATUS OF POSTPETITION TAXES                      MONTH: AUGUST 2002
-------------------------------------------------------------------------------------------------
                                                 BEGINNING      AMOUNT                   ENDING
                                                    TAX      WITHHELD AND/    AMOUNT       TAX
FEDERAL                                         LIABILITY*    OR ACCRUED       PAID     LIABILITY
-------------------------------------------------------------------------------------------------
1.   WITHHOLDING**                               $      0                                $      0
-------------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                             $      0                                $      0
-------------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                             $      0                                $      0
-------------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                                $      0                                $      0
-------------------------------------------------------------------------------------------------
5.   INCOME                                      $      0                                $      0
-------------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)                         $306,002       $664,447     $352,352    $618,127
-------------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                         $306,002       $664,477     $352,352    $618,127
-------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------
8.   WITHHOLDING                                 $      0                                $      0
-------------------------------------------------------------------------------------------------
9.   SALES                                       $      0                                $      0
-------------------------------------------------------------------------------------------------
10.  EXCISE                                      $      0                                $      0
-------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                                $      0                                $      0
-------------------------------------------------------------------------------------------------
12.  REAL PROPERTY                               $      0                                $      0
-------------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                           $      0                                $      0
-------------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                         $      0       $ 33,156     $ 33,156    $      0
-------------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                         $      0       $ 33,156     $ 33,156    $      0
-------------------------------------------------------------------------------------------------
16.  TOTAL TAXES                                 $306,002       $697,633     $385,508    $618,127
-------------------------------------------------------------------------------------------------
                                                                                         $      0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                             ACCRUAL BASIS-5
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                             MONTH: AUGUST, 2002
                                                    ------------

----------------------------------------
BANK RECONCILIATIONS
                                            Account #1       Account #2   Account #3
----------------------------------------------------------------------------------------------
A.      BANK:                                Bank One
------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                     1559691298                                  TOTAL
------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                 Operations Account
----------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                 $0                                        $0
----------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED           $0                                        $0
----------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS               $0                                        $0
----------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                    $0                                        $0
----------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                $0               $0            $0         $0
----------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN
----------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------
                                             DATE OF           TYPE OF     PURCHASE    CURRENT
BANK, ACCOUNT NAME & NUMBER                 PURCHASE         INSTRUMENT      PRICE      VALUE
----------------------------------------------------------------------------------------------
7.   N/A
----------------------------------------------------------------------------------------------
8.
----------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                        $0         $0
----------------------------------------------------------------------------------------------

----------------------------------------
CASH
----------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                   $5,350
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                          $5,350
----------------------------------------------------------------------------------------------
                                                                                        $    0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                             ACCRUAL BASIS-6
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

                                                        MONTH: AUGUST, 2002

----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------
                       INSIDERS
----------------------------------------------------
                      TYPE OF   AMOUNT    TOTAL PAID
       NAME           PAYMENT    PAID      TO DATE
----------------------------------------------------
1.   Toby Skaar        Salary   $13,333    $434,622
----------------------------------------------------
2.
----------------------------------------------------
3.
----------------------------------------------------
4.
----------------------------------------------------
5.
----------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                $13,333    $434,622
----------------------------------------------------

---------------------------------------------------------------------------------------
                                     PROFESSIONALS
---------------------------------------------------------------------------------------
                          DATE OF COURT                                        TOTAL
                        ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
           NAME              PAYMENT        APPROVED    PAID     TO DATE     & UNPAID *
---------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
---------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                          $0        $0         $0           $0
---------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                    SCHEDULED   AMOUNTS
                                                     MONTHLY      PAID        TOTAL
                                                    PAYMENTS     DURING       UNPAID
               NAME OF CREDITOR                        DUE       MONTH     POSTPETITION
---------------------------------------------------------------------------------------
1.   National City Bank & Ft Wayne - Allen County    $184,377   $ 99,990     $1,181,424*
---------------------------------------------------------------------------------------
2.   Ridgely - City of Philadelphia - PHL            $ 27,062   $ 27,062     $        0
---------------------------------------------------------------------------------------
3.   Continental Airlines - EWR                      $ 21,762   $ 21,762     $        0
---------------------------------------------------------------------------------------
4.   City of Los Angeles - LAX                       $ 93,284   $ 93,284     $   69,812**
---------------------------------------------------------------------------------------
5.   Airport Group Int'l - ATL                       $ 11,200   $ 11,200     $        0
---------------------------------------------------------------------------------------
6.   TOTAL                                           $337,685   $253,298     $1,251,236
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                             ACCRUAL BASIS-7
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

                                                        MONTH: AUGUST, 2002
                                                               ------------

----------------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                   YES      NO
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE               X
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                          X
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                   X
     LOANS) DUE FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                  X
     THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                        X
     DEBTOR FROM ANY PARTY?
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                      X
     PAST DUE?
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                          X
     DELINQUENT?
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                         X
     REPORTING PERIOD?
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                         X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1a.) $23,900 Gain on sale & disposition of miscellaneous assets
--------------------------------------------------------------------------------
1b.) $297,156 NBV I/C Transfer of SEA Equipment from Postal unit to Cargo

----------------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                   YES      NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER         X
     NECESSARY INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
TYPE OF                                                           PAYMENT AMOUNT
 POLICY             CARRIER             PERIOD COVERED             & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------
CASE NAME: Kitty Hawk Cargo, Inc.                       FOOTNOTES SUPPLEMENT
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42145-BJH-11                           ACCRUAL BASIS
----------------------------------------

                                                             MONTH: AUGUST, 2002
                                                                    ------------

----------------------------------------------------------------------------------
ACCRUAL BASIS      LINE
 FORM NUMBER      NUMBER                   FOOTNOTE/EXPLANATION
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
      6                    All Professional fees related to the Reorganization
----------------------------------------------------------------------------------
                              of the Company are disbursed out of Kitty Hawk, Inc.
----------------------------------------------------------------------------------
                              (Parent Company). Refer to Case #400-42141-BJH-11
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
      7                    All insurance plans related to the Company are carried
----------------------------------------------------------------------------------
                              at Kitty Hawk, Inc. (Parent Company). Refer to Case
----------------------------------------------------------------------------------
                              #400-42141-BJH-11.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
      3             3      The current general ledger system is not able to
----------------------------------------------------------------------------------
                              provide a detail of customer cash receipts
----------------------------------------------------------------------------------
                              segregated by prepetion accounts receivable and post
----------------------------------------------------------------------------------
                              petition accounts receivable. Therefore, cash
----------------------------------------------------------------------------------
                              receipts is provided in total for the month.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
      3             8      All cash received into the Company cash accounts is
----------------------------------------------------------------------------------
                              swept each night to Kitty Hawk, Inc. Master Account
----------------------------------------------------------------------------------
                              (see Case #400-42141-BJH-11).
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
      3            31      All disbursements (either by wire transfer or check),
----------------------------------------------------------------------------------
                              including payroll are disbursed out of the Kitty
----------------------------------------------------------------------------------
                              Hawk, Inc. controlled disbursement account.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
      4             6      All assessment of uncollectible accounts receivable
----------------------------------------------------------------------------------
                              are done at Kitty Hawk, Inc. Refer to Case
----------------------------------------------------------------------------------
                              #400-42141-BJH-11. All reserves are recorded at Inc.
----------------------------------------------------------------------------------
                              and pushed down to Inc.'s subsidiaries as deemed
----------------------------------------------------------------------------------
                              necessary.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
      4             7      The A/R aging does not reconcile to the general ledger
----------------------------------------------------------------------------------
                              due to historical system problems. In addition, A/R
----------------------------------------------------------------------------------
                              aging is for Trade A/R only.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
      4             6      Accounts payable on the aging are in the 60 and 90 day
----------------------------------------------------------------------------------
                              categories due to wire transfers sent as prepayment
----------------------------------------------------------------------------------
                              on Kitty Hawk Inc. (Case #400-42141-BJH-11) A/P
----------------------------------------------------------------------------------
                              aging and invoices on Kitty Hawk Cargo Aging.
----------------------------------------------------------------------------------
                              Company is working on clearing these items.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
      4             1      Status of Postpetition Taxes - Kitty Hawk Cargo
----------------------------------------------------------------------------------
                              Payroll was transferred to Aircargo's payroll  in
----------------------------------------------------------------------------------
                              January, 2001 (case #400-42142-BJH-11)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
      6         Insiders   Payments to insiders include a portion of the Court
----------------------------------------------------------------------------------
                              approved retention payments in the month of January.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
      6           Leases   FWA Building Rent Deferred By Agreement with National
----------------------------------------------------------------------------------
                              City Bank, Pymt =1/2 mo
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
      6           Leases   LAX Building Rent was retro-billed with monthly
----------------------------------------------------------------------------------
                              increase of $17,453 (6/01-5/02) Payments for retro
----------------------------------------------------------------------------------
                              amount to be made in the 3 monthly installments
----------------------------------------------------------------------------------
                              (July - Sept).
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
      1            PP&E    SEA Station Outsourced & Fixed Assets Transferred I/C
----------------------------------------------------------------------------------
                              at NBV $297,156
----------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

Details of Other Items                                  AUGUST, 2002

ACCRUAL BASIS-1

8.  OTHER (ATTACH LIST)                                 $  (4,232,088)Reported
                                                        -------------
       Net of all I/C Accts Receivable/Payable             (6,756,968)
       Intangibles - Other                                    154,458
       Note Receivable - AFL                                2,030,565
       Pre-Paid Insurance                                          --
       Pre-Paid Misc                                           36,409
       Deposits                                               303,448
                                                        -------------
                                                           (4,232,088)Detail
                                                        -------------
                                                                   -- Difference
                                                        -------------

22. OTHER (ATTACH LIST)                                 $ (20,453,232)Reported
                                                        -------------
       Accrued Liabilities                                  2,518,596
       Accrued Salaries & PR Taxes                                 --
       Accrued Misc Expense (LAX '01)                         (52,359)
       Less:  FET Taxes Payable (Line 18)                     618,127
       Post-petition Fed Inc Tax                          (23,537,596)
                                                        -------------
          *** FET recorded in Taxes Payable               (20,453,232)Detail
                                                        -------------
                                                                   -- Difference
                                                        -------------

27. OTHER (ATTACH LIST)                                 $   4,783,901 Reported
                                                        -------------
       Pre-petition Fed Inc Tax                             4,018,643
       Pre-petition Deposits                                  479,840
       Pre-petition Taxes Other                                    --
       Pre-petition Accrued Liabilities                       285,418
                                                        -------------
                                                            4,783,901 Detail
                                                        -------------
                                                                   -- Difference
                                                        -------------

ACCRUAL BASIS-2
13. OTHER (ATTACH LIST)                                 $   9,629,888 Reported
                                                        -------------
         Aircraft Costs                                       385,166
         I/C Aircraft Costs (KHA)                           4,284,187
         KHC Ground Handling (Operations Payroll)             741,047
         Outstation Ground Handling                         1,170,002
         Trucking Costs                                       410,622
         Fuel                                               2,568,484
         Contract Labor                                            --
         Other                                                 70,380
                                                        -------------
                                                            9,629,888 Detail
                                                        -------------
                                                                   -- Difference

16  NON-OPERATING INCOME (ATTACH  LIST)                      ($10,549)Reported
                                                        -------------
       Interest Income                                        (10,549)Detail
                                                        -------------
                                                                   -- Difference
                                                        -------------

21  OTHER (ATTACH LIST)                                      ($23,900)Reported
                                                        -------------
       Gain/Loss on Sale of Assets                            (23,900)Detail
                                                        -------------
                                                                   -- Difference
                                                        -------------

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                                   (10,095,908)Reported
                                                        -------------
       Transfer to Inc - all money sweeps
         to KH Inc. Case #400-42141-BJH-11                (10,095,908)Detail
                                                        -------------
                                                                   -- Difference
                                                        -------------

ACCRUAL BASIS-4

6.  OTHER (ATTACH LIST)                                       618,127 Reported
                                                        -------------
       FET (720) 07/16-31/02 Pd 08/07                              --
       FET (720) 08/01-15/02                                  314,294
       FET (720) Refunds - Reconciling Items Fuel Cr            3,784
       FET (720) Refunds - Reconciling Item Surf Air          (49,986)

       FET (720) 08/16-31/02                                  350,035      -
                                                        -------------
                                                              618,127 Detail
                                                        -------------
                                                                   -- Difference
                                                        -------------

14. OTHER (ATTACH LIST)                                        33,156 Reported
                                                        -------------
       Texas State Franchise Taxes Paid for 2000               33,156 Detail
                                                        -------------
                                                                   -- Difference
                                                        -------------